Exhibit 1.1

TPG Inc.

[•] Shares of Class A Common Stock

Underwriting Agreement

[•], 2022

J.P. Morgan Securities LLC

Goldman Sachs & Co. LLC

Morgan Stanley & Co. LLC

As Representatives of the

     several Underwriters listed

     in Schedule 1 hereto

c/o	J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

TPG Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of [•] shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”), of the Company, and China Life Trustees Limited, a Hong Kong company (the “Selling Stockholder”) propose to sell to the several Underwriters an aggregate of [•] shares of Class A Common Stock (collectively, the “Underwritten Shares”). In addition, the Company proposes to issue and sell, at the option of the Underwriters, up to an additional [•] shares of Class A Common Stock of the Company and the Selling Stockholder propose to sell, at the option of the Underwriters, up to an additional [•] shares of Class A Common Stock of the Company (collectively, the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares.” The shares of Class A Common Stock to be outstanding after giving effect to the sales contemplated hereby and the Reorganization (as defined herein), together with the shares of nonvoting Class A common stock, par value $0.001 per share (the “Non-Voting Class A Common Stock”) and the shares of Class B common stock, no par value per share (the “Class B Common Stock”) of the Company are hereinafter referred to as the “Common Stock.”

Morgan Stanley & Co. LLC (“Morgan Stanley”) has agreed to reserve a portion of the Shares to be purchased by it under this underwriting agreement (this “Agreement”), up to [•] Shares, for sale to the Company’s employees (collectively, “Participants”), as set forth in the Prospectus (as hereinafter defined) under the heading “Underwriting (Conflicts of Interest)” (the “Directed Share Program”). The Shares to be sold by Morgan Stanley and its affiliates pursuant to the Directed Share Program, at the direction of the Company, are referred to hereinafter as the “Directed Shares.” Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company agrees and confirms that references to “affiliates” of Morgan Stanley that appear in this Agreement shall be understood to include Mitsubishi UFJ Morgan Stanley Securities Co., Ltd.

In connection with the offering contemplated by this Agreement, the Company will become a holding company of the entities serving as the general partner of TPG Operating Group I, L.P., a Delaware limited partnership, TPG Operating Group II, L.P., a Delaware limited partnership, and TPG Operating Group III, L.P., a Delaware limited partnership (collectively, the “TPG Operating Group”), and will directly and indirectly own common units (the “Common Units”) of the TPG Operating Group representing approximately [•]% of the Common Units (or [•]% if the underwriters exercise their option to purchase additional shares of Class A common stock in full) and 100% of the interests in certain intermediate holding companies. The TPG Operating Group may issue promote units in each of the TPG Operating Group partnerships, which will entitle the holder to certain distributions of performance allocations received by the TPG Operating Group (the “Promote Units” and together with the Common Units, the “TPG Operating Group Units”). The Company, TPG Operating Group I, L.P., TPG Operating Group II, L.P. and TPG Operating Group III, L.P. and TPG OpCo Holdings, L.P. are each referred to herein as a “Company Party” and collectively referred to herein as the “Company Parties.”

Any reference in this Agreement, to the extent the context requires, to the “Reorganization” shall have the meanings ascribed to the term “Reorganization” in the Prospectus (as defined below). In connection with the offering contemplated by this Agreement and the Reorganization, (a) certain Company Parties will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with certain of the Company’s pre-IPO owners; (b) certain of the Company Parties will enter into a reorganization agreement (the “Reorganization Agreement”); (c) each of the entities comprising the TPG Operating Group will amend and restate such entity’s agreement of limited partnership (as so amended and restated, the “TPG Operating Group Agreements”); (d) certain of the Company Parties will enter into an exchange agreement (the “Exchange Agreement”); (e) TPG GP A, LLC, a Delaware limited liability company, will amend and restate its limited liability company agreement (the “GP LLCA”) and (e) the Company will amend and restate its certificate of incorporation (as so amended and restated, the “Amended and Restated Charter”).

This Agreement, the Tax Receivable Agreement, the Reorganization Agreement, the TPG Operating Group Agreements, the Exchange Agreement, the GP LLCA and the Amended and Restated Charter are collectively referred to herein as the “Transaction Documents.”

The Company Parties and the Selling Stockholder hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-261681), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [•], 2021 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means [•:••] P.M., New York City time, on [•], 2021.

2.	Purchase of the Shares.

(a) The Company agrees to issue and sell, and the Selling Stockholder agrees to sell the Underwritten Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per share of $[•] (the “Purchase Price”) from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto and from the Selling Stockholder the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by the Selling Stockholder as set forth in Schedule 2 hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all the Underwriters from the Selling Stockholder.

In addition, the Company agrees to issue and sell and the Selling Stockholder agrees to sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the each of the Company and the Selling Stockholder the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company and the Selling Stockholder by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by the Company and by the Selling Stockholder as set forth in Schedule 2 hereto.

The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company and the Attorney-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) The Company and the Selling Stockholder understand that the Underwriters intend to make a public offering of the Shares, and initially to offer the Shares on the terms set forth in the Pricing Disclosure Package. The Company and the Selling Stockholder acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

(c) Payment for the Shares shall be made by wire transfer in immediately available funds to the accounts specified by the Company and Attorney-in-Fact or any of them (with regard to the Selling Stockholder, to the Representatives in the case of the Underwritten Shares, at the offices of Ropes & Gray LLP at 10:00 A.M. New York City time on [•], 2021, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Attorney-in-Fact may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date.”

Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company and the Selling Stockholder, as applicable. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

(d) Each of the Company Parties and the Selling Stockholder acknowledge and agree that the Representatives and the other Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company Parties and the Selling Stockholder with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company Parties, the Selling Stockholder or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company Parties, the Selling Stockholder or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company Parties and the Selling Stockholder shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor the other Underwriters shall have any responsibility or liability to the Company Parties or the Selling Stockholder with respect thereto. Any review by the Representatives and the other Underwriters of the Company Parties, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company Parties or the Selling Stockholder.

3. Representations and Warranties of the Company. Each Company Party represents and warrants, jointly and severally, to each Underwriter and the Selling Stockholder that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company Parties make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company Parties make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof.

(c) Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company Parties make no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof.

(d) Testing-the-Waters Materials. The Company (i) has not alone engaged in any Testing-the-Waters Communications other than Testing-the-Waters Communications with the consent of the Representatives (x) with entities that are qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act (“IAIs”) and otherwise in compliance with the requirements of Section 5(d) of the Securities Act or (y) with entities that the Company reasonably believed to be QIBs or IAIs and otherwise in compliance with the requirements of Rule 163B under the Securities Act and (ii) has not authorized anyone other than the Representatives and TPG Capital BD, LLC to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications by virtue of a writing substantially in the form of Exhibit A hereto. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Annex B hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, complied in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company Parties make no representation or warranty with respect to any statements or omissions made in each such Written Testing-the-Waters Communications in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Written Testing-the-Waters Communications, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(e) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been, to the knowledge of any Company Party, initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company Parties make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(f) Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the entities indicated as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) in the United States applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein; the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company Parties and their consolidated subsidiaries, as applicable, and presents fairly in all material respects the information shown thereby; all disclosures included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable; and the pro forma financial information and the related notes thereto included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(g) No Material Adverse Change. Since the date of the most recent financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the capital stock (other than (a) the Reorganization and (b) issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus), short-term debt or long-term debt of the Company Parties or any of their subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by any Company Party on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity or results of operations of the Company Parties and their subsidiaries taken as a whole; (ii) none of the Company Parties nor any of their subsidiaries have entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company Parties and their subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company Parties and their subsidiaries taken as a whole; and (iii) neither the Company Parties nor any of their subsidiaries have sustained any loss or interference with its business that is material to the Company Parties and their subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each of the foregoing clauses (i), (ii) or (iii) as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h) Organization and Good Standing. The Company Parties and each “significant subsidiary” (as defined below) have been duly organized and are validly existing and in good standing under the laws of its jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and have all power and authority necessary to own or hold its properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity or results of operations of the Company Parties and their subsidiaries taken as a whole or on the performance by the Company Parties of their obligations under the Transaction Documents (a “Material Adverse Effect”). The Company Parties do not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement, except any such entities that would not, individually or in the aggregate, constitute a “significant subsidiary” as such term is defined under Rule 1.02(w) of Regulation S-X under the Exchange Act.

(i) Capitalization. Each of the Company Parties has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholder) and the outstanding TPG Operating Group Units have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company Parties or any of their subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company Parties or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company and the TPG Operating Group Units conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company Parties have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company Parties, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(j) Equity Awards. With respect to the equity or equity-based awards granted on or before the Closing Date or the Additional Closing Date pursuant to the equity compensation plans of the Company Parties and their subsidiaries (such awards, the “Equity Awards” and such plans, the “Equity Plans”), (i) each grant of an Equity Award was duly authorized as of no later than the date on which the grant of such Equity Award was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors, board of managers or similar governing body of the applicable Company Party (or a duly constituted and authorized committee thereof) and any required stockholder or member approval by the necessary number of votes or written consents, and, to the knowledge of the Company

Parties, the award agreement governing such grant (if any) was duly executed and delivered by the applicable Company Party, (ii) each such grant was made in accordance with the terms of the Equity Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the Nasdaq Global Select Market and any other exchange on which Company securities are traded, in each case, to the extent applicable, and (iii) to the extent required to be disclosed in the financial statements contained in the Registration Statement, each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the applicable Company Party contained in the Registration Statement, except in each case, with respect to the events or conditions set forth in (i) through (iii) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

(k) Due Authorization. Each Company Party has full right, power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(l) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each Company Party.

(m) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

(n) Other Transaction Documents. Each of the Transaction Documents (other than this Agreement and the Amended and Restated Charter) has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(o) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(p) No Violation or Default. None of the Company Parties nor any of their subsidiaries is (i) in violation of its respective charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which a Company Party or any of its subsidiaries is a party or by which a Company Party or any of its subsidiaries is bound or to which any property or asset of a Company Party or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company Parties or any of their subsidiaries, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(q) No Conflicts. The execution, delivery and performance by each Company Party of each of the Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Transaction Documents or the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of a Company Party or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which a Company Party or any of its subsidiaries is a party or by which a Company Party or any of its subsidiaries is bound or to which any property, right or asset of a Company Party or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of a Company Party or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over a Company Party or any of its subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(r) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each Company Party of each of the Transaction Documents to which it is a party, the issuance and sale of the Shares by the Company and the consummation of the transactions contemplated by the Transaction Documents, except for (i) the registration of the Shares under the Securities Act, (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Nasdaq Global Select Market (the “Exchange”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, (iii) any consent, approval, authorization, order or registration qualification received by any Company Party as of the date hereof or (iv) where the failure to obtain any such consent, approval, authorization, order or registration or qualification would not reasonably be expected, individually or in the aggregate, to materially adversely affect the ability of the Company Parties to consummate the transactions contemplated by the Transaction Documents.

(s) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which a Company Party or any of its subsidiaries is or may be a party or to which any property of a Company Party or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to a Company Party or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company Parties, no such Actions are threatened or contemplated by any governmental or regulatory authority or threatened by others, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(t) Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company, TPG Group Holdings (SBS), L.P. and their respective subsidiaries, is an independent registered public accounting firm with respect to the Company, TPG Group Holdings (SBS), L.P. and their respective subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(u) Title to Real and Personal Property. Each Company Party and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company Parties and their subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v) Intellectual Property. (i) Each Company Party and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses; (ii) each Company Party’s and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) none of the Company Parties nor its subsidiaries has received any written notice of any claim relating to Intellectual Property; and (iv) to the knowledge of the Company Parties, the Intellectual Property of any Company Party or their subsidiaries is not being infringed, misappropriated or otherwise violated by any person, except, for in all cases, where the failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among any Company Party or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers, suppliers or other affiliates of any Company Party or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(x) Investment Company Act. Each Company Party is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(y) Investment Advisers Act and Other Applicable Laws. Each Company Party and its subsidiaries that are required to be in compliance with, or registered, licensed or qualified pursuant to, the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (collectively, the “Advisers Act”), the Investment Company Act, the Exchange Act, the Commodity Exchange Act and the rules and regulations promulgated thereunder or any other applicable law, are in compliance with, or registered, licensed or qualified pursuant to, such laws, rules and regulations (and such registration, license or qualification is in full force and effect), to the extent applicable, except as otherwise disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus or where the failure to be in such compliance or so registered, licensed or qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Consummation of the transactions contemplated by the Transaction Agreements, including the Reorganization, has not constituted and, as of the Closing Date, will not constitute an “assignment” within the meaning of such term under the Investment Company Act or the Advisers Act of any of the management or investment advisory contracts to which any Company Party or any of its subsidiaries is a party.

(z) Taxes. Each Company Party and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except for any taxes that are not yet due or are currently being contested in good faith and for which adequate reserves have been provided in accordance with GAAP, or where failure to pay or file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against a Company Party or any of its subsidiaries or any of their respective properties or assets, except those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) Licenses and Permits. Each Company Party and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company Parties nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(bb) Fund Agreements. To the knowledge of the Company Parties, none of the Company Parties nor any of its subsidiaries that acts as a general partner or managing member (or in a similar capacity) or as an investment adviser or investment manager of any TPG Fund has performed any act or otherwise engaged in any conduct that would prevent a Company Party or any of its subsidiaries, as the case may be, from benefiting from any exculpation clause or other limitation of liability available to it under the terms of the management agreement or advisory agreement, as applicable, between the applicable Company Party or subsidiary, as the case may be, and the TPG Fund except, in each case, as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company Parties, is contemplated or threatened, and none of the Company Parties is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not reasonably be expected to have a Material Adverse Effect. None of the Company Parties nor any of its subsidiaries have received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(dd) Certain Environmental Matters. (i) Each Company Party and its subsidiaries (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to any Company Party or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in each of the Pricing Disclosure Package and the Prospectus, (x) there is no proceeding that is pending, or that is known to be contemplated, against a Company Party or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, (y) none of the Company Parties nor its subsidiaries is aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (z) none of the Company Parties nor its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(ee) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which any Company Party or any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with such Company Party within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with a Company Party under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA) (v) the fair market value of the assets of each Plan is equal to or exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; (viii) none of the Company Parties or any member of the Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans by a Company Party or its Controlled Group affiliates in the current fiscal year of such Company Party and its Controlled Group affiliates compared to the amount of such contributions made in such Company Party and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company Parties’ and their subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company Parties and their subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ff) Disclosure Controls. Each Company Party and its subsidiaries maintain a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to management as appropriate to allow timely decisions regarding required disclosure.

(gg) Accounting Controls. Each Company Party and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act applicable to the Company Party and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Each Company Party and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Company Party is aware of any material weaknesses in any Company Party’s internal controls. The auditors have been advised of: (i) all deficiencies in the design or operation of internal controls over financial reporting which such Company Party believes to be significant deficiencies or material weaknesses which have adversely affected or are reasonably likely to adversely affect the Company Parties’ ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company Parties’ internal controls over financial reporting.

(hh) Insurance. Each Company Party and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are reasonably adequate and customary for the businesses in which they are engaged; and none of the Company Parties nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ii) Cybersecurity; Data Protection. (i) Each Company Party and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with the operation of the business of such Company Party and its subsidiaries as currently conducted, and are, to the knowledge of the Company, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) each Company Party and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures and safeguards to maintain and protect the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same; (iii) each Company Party and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification; and (iv) each Company Party and its subsidiaries have taken all necessary actions to comply with the European Union General Data Protection Regulation and have taken all necessary actions to prepare to comply with all other applicable laws and regulations with respect to Personal Data that have been announced as of the date hereof as becoming effective within 12 months after the date hereof, and for which any non-compliance with same would be reasonably likely to create a liability, as soon they take effect, except as would not, in the case of each of clause (i), (ii), (iii) and (iv), reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(jj) No Unlawful Payments. None of the Company Parties nor any of its subsidiaries nor any director or officer of a Company Party or any of its subsidiaries nor, to the knowledge of the Company Parties, any employee, agent, affiliate or other person associated with or acting on behalf of a Company Party or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. Each Company Party and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(kk) Compliance with Anti-Money Laundering Laws. The operations of each Company Party and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company Parties or any of their subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving a Company Party or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company Parties, threatened.

(ll) No Conflicts with Sanctions Laws. None of the Company Parties nor any of its subsidiaries, directors or officers, nor, to the knowledge of the Company Parties, any employee, agent, affiliate or other person associated with or acting on behalf of a Company Party or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, or Her Majesty’s Treasury (“HMT”) (collectively, “Sanctions”), nor is a Company Party or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, as of the date of this Agreement, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and no Company Party will directly, or to the knowledge of the Company Parties, indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company Parties and their subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(mm) No Restrictions on Subsidiaries. No subsidiary of a Company Party is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to such Company Party, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to such Company Party any loans or advances to such subsidiary from such Company Party or from transferring any of such subsidiary’s properties or assets to such Company Party or any other subsidiary of such Company Party, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus or as would not reasonably be expected to materially reduce the distributions to be received by the Company Parties, taken as a whole, from their subsidiaries.

(nn) No Broker’s Fees. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company Parties nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(oo) No Registration Rights. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person has the right to require a Company Party or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares by the Company or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Stockholder hereunder.

(pp) No Stabilization. Except for the appointment of the Underwriters, who may engage in stabilization activities and as to whose actions the Company Parties make no representation or warranty, none of the Company Parties nor any of its subsidiaries or affiliates has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(qq) Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company Parties as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(rr) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss) Statistical and Market Data. Nothing has come to the attention of the Company Parties that has caused the Company Parties to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(tt) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications, to the extent compliance is required as of the date of this Agreement.

(uu) Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(vv) Directed Share Program. Each Company Party represents and warrants that (i) the Registration Statement, the Pricing Disclosure Package and the Prospectus, and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Registration Statement, the Pricing Disclosure Package or the Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program., and that (ii) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered. The Company Parties have not offered, or caused Morgan Stanley or any Morgan Stanley Entity as defined in Section 9(h) to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of a Company Party to alter the customer’s or supplier’s level or type of business with such Company Party, or (i) a trade journalist or publication to write or publish favorable information about any Company Party or its products.

4. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter and the Company that:

(a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement and the Power of Attorney (the “Power of Attorney”) hereinafter referred to, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained; the Selling Stockholder has full right, power and authority to enter into this Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder; and this Agreement and the Power of Attorney have each been duly authorized, executed and delivered by the Selling Stockholder and are valid and binding agreements of the Selling Stockholder, assuming that this Agreement has been duly authorized, executed and delivered by the other parties hereto.

(b) No Conflicts. The execution, delivery and performance by the Selling Stockholder of this Agreement, the Power of Attorney, the sale of the Shares to be sold by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property, right or asset of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency applicable to the Selling Stockholder, except in the cases of clause (i) and (iii), as would not, individually or in the aggregate, have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated by this Agreement.

(c) Title to Shares. The Selling Stockholder has good and valid title to, or a valid “security entitlement” within the meaning of Section 8-102 of the New York Uniform Commercial Code, as amended (the “UCC”) in respect of, the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; the Selling Stockholder will have, immediately prior to the Closing Date, or the Additional Closing Date, as the case may be, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-102 of the UCC in respect of, the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, the Selling Stockholder has a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to the Shares maintained in a securities account on the books of DTC free and clear of any action that may be asserted based on an adverse claim with respect to such security entitlement, and assuming that each Underwriter acquires its interest in the Shares it has purchased without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), upon the credit of such Shares to the securities account of such Underwriter maintained with DTC and payment therefor by such Underwriter, as provided herein, such Underwriter will have acquired a security entitlement to such securities, and no action based on any adverse claim may be asserted against such Underwriter with respect to such security entitlement.

(d) No Stabilization. The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(e) Lock-up Agreement. The Selling Stockholder has delivered to the Underwriters an executed lock-up agreement in substantially the form attached hereto as Exhibit D.

(f) [Reserved].

(g) Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Stockholder makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof, provided further that, the representations and warranties set forth in this paragraph 4(g) are limited in all respects to statements or omissions made in reliance upon and in conformity with the information relating to the Selling Stockholder furnished to the Company Parties in writing by or on behalf of the Selling Stockholder expressly for use in the Pricing Disclosure Package, it being understood and agreed that for purposes of this Agreement, the only information furnished by the Selling Stockholder consists of the name of the Selling Stockholder, the number of offered shares and the address and other information with respect to the Selling Stockholder (excluding percentages) which appear in the Pricing Disclosure Package, Registration Statement or the Prospectus in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” (such information the “Selling Stockholder Information”).

(h) [Reserved].

(i) Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Selling Stockholder makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof, provided further that, the representations and warranties set forth in this paragraph 4(i) are limited in all respects to statements or omissions made in reliance upon and in conformity with the information relating to the Selling Stockholder furnished to the Company Parties in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement and Prospectus, it being understood and agreed that for purposes of this Agreement, the only information furnished by the Selling Stockholder consists of the Selling Stockholder Information.

(j) Material Information. As of the date hereof and as of the Closing Date and as of the Additional Closing Date, as the case may be, that the sale of the Shares by the Selling Stockholder is not and will not be prompted by any information concerning the Company which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(k) No Unlawful Payments. Neither the Selling Stockholder nor any of its subsidiaries, nor any director, officer or employee of the Selling Stockholder or any of its subsidiaries nor, to the knowledge of the Selling Stockholder, any agent, affiliate or other person associated with or acting on behalf of the Selling Stockholder or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Selling Stockholder and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(l) Compliance with Anti-Money Laundering Laws. The operations of the Selling Stockholder and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, Organised and Serious Crimes Ordinance (Chapter 455 of the Laws of Hong Kong) and the Anti-Money Laundering an Counter-Terrorist Financing (Financial Institutions) Ordinance (Chapter 615 of the Laws of Hong Kong) and the applicable money laundering statutes of all jurisdictions where the Selling Stockholder or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Selling Stockholder Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Stockholder or any of its subsidiaries with respect to the Selling Stockholder Anti-Money Laundering Laws is pending or, to the knowledge of the Selling Stockholder, threatened.

(m) No Conflicts with Sanctions Laws. Neither the Selling Stockholder nor any of its subsidiaries, directors or officers, nor, to the knowledge of the Selling Stockholder, any employee, agent, affiliate or other person associated with or acting on behalf of the Selling Stockholder or any of its subsidiaries is currently the subject or the target of any Sanctions, nor is the Selling Stockholder or any of its subsidiaries located, organized or resident in a Sanctioned Country; and the Selling Stockholder will not directly or, to the knowledge of the Selling Stockholder, indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Selling Stockholder and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(n) Organization and Good Standing. The Selling Stockholder has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization.

(o) ERISA. The Selling Stockholder is not (i) an employee benefit plan subject to Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code or (iii) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

(p) Private and Commercial Acts. The Selling Stockholder is subject to civil and commercial law with respect to its obligations under this Agreement and the execution, delivery and performance of this Agreement by it constitutes private and commercial acts rather than public or governmental acts. It does not have immunity (sovereign or otherwise) from set-off, the jurisdiction of any court or any legal process in any court (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

(q) Stamp Taxes. To the knowledge of the Selling Stockholder, except for any net income, capital gains or franchise taxes imposed on the Underwriters by the jurisdiction of the Selling Stockholder’s organization, the United States or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and such jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes are payable by or on behalf of the Underwriters in the Selling Stockholder’s jurisdiction of organization, the United States or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of this Agreement, (B) the delivery of the Shares by the Selling Stockholder in the manner contemplated by this Agreement and the Prospectus or (C) the sale and delivery by the Underwriters of the Shares as contemplated herein and in the Prospectus.

(r) Enforcement of Foreign Judgments. To the knowledge of the Selling Stockholder, any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Selling Stockholder based upon this Agreement would be declared enforceable against the Company by the courts of the Selling Stockholder’s jurisdiction of organization, without reconsideration or reexamination of the merits.

(s) Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the Selling Stockholder’s jurisdiction of organization, and will be honored by the courts of the Selling Stockholder’s jurisdiction of organization. The Selling Stockholder has the power to submit, and pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(t) Indemnification and Contribution. The indemnification and contribution provisions set forth in Section 9 hereof do not contravene law or public policy of the Selling Stockholder’s jurisdiction of organization.

(s) Currency. To the extent any payment is to be made by the Selling Stockholder pursuant to this Agreement, the Selling Stockholder has access, subject to the laws of the jurisdiction of organization of the Selling Stockholder, to the internal currency market in such jurisdiction and, to the extent necessary, valid agreements with commercial banks in such jurisdiction for purchasing U.S. dollars to make payments of amounts which may be payable under this Agreement.

5. Further Agreements of the Company. Each of the Company Parties, jointly and severally, covenants and agrees with each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably objects.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information including, but not limited to, any request for information concerning any Testing-the-Waters Communication; (v) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package, the Prospectus or any Written Testing-the-Waters Communication or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, any of the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or any Written Testing-the-Waters Communication or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available (which may be satisfied by the filing of such statement with the Commission on its Electronic Data Gathering, Analysis and Retrieval System) to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Clear Market. For a period of 180 days after the date of the Prospectus, the Company Parties will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Commission a registration statement under the Securities Act relating to, any shares of Stock, TPG Operating Group Units or any securities convertible into or exercisable or exchangeable for Stock or TPG Operating Group Units or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, or publicly disclose the intention to undertake any of the foregoing, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, other than the Shares to be sold hereunder.

(i) The restrictions described above do not apply to (i) the issuance of shares of Common Stock, or securities convertible into or exercisable or exchangeable for any shares of Common Stock, pursuant to the Reorganization or the Exchange Agreement, provided that the recipients of such Common Stock or other securities pursuant to this clause (i) agree to be bound in writing by an agreement of the same duration and terms as described in this paragraph, (ii) the issuance of shares of Common Stock or securities convertible into or exercisable for shares of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options (including net exercise) or the settlement of restricted stock units (including net settlement), in each case outstanding on the date of this Agreement and described in the Prospectus; (iii) grants of stock options, stock awards, restricted stock, restricted stock units, or other equity awards and the issuance of shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Stock (whether upon the exercise of stock options or otherwise) to the Company’s employees, officers, directors, advisors, or consultants pursuant to the terms of an equity compensation plan in effect as of the Closing Date and described in the Prospectus; (iv) the filing of any registration statement on Form S-8 or a successor form thereto relating to securities granted or to be granted pursuant to any plan in effect on the date of this Agreement and described in the Prospectus or any assumed benefit plan pursuant to an acquisition or similar strategic transaction; (v) the sale or issuance or entry into an agreement to sell or issue shares of Common Stock or securities convertible into, or exercisable for Common Stock in connection with the acquisition by the Company or any of its subsidiaries of one or more businesses, products, assets or technologies (whether by means of merger, stock purchase, asset purchase or otherwise) or in connection with joint ventures, commercial relationships or other strategic transactions, provided that the aggregate number of shares of Common Stock issued in such acquisitions and transactions does not exceed 10% of the fully diluted Common Stock of the Company following the completion of this offering, provided, further, that the recipients of such shares of Common Stock agree to be bound in writing by an agreement of the same duration and terms described in this paragraph or (vi) the issuance of Class B common stock and of TPG Operating Group Units to the extent required pursuant to the anti-dilution provisions of the TPG Operating Group Limited Partnership Agreements.

If J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 8(n) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver substantially in the form of Exhibit B hereto at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

(j) Investor Rights Agreement; Stop Transfer. For a period of 180 days after the date of the Prospectus, the Company Parties agree not to waive or amend any provision of Article II (Transfers) of the Investor Rights Agreement, dated as of [•], 2021, without the prior written consent of J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC. Additionally, for a period of 180 days after the date of the Prospectus, the Company Parties will use commercially reasonable efforts to issue stop transfer instructions to its transfer agent and registrar with respect to any transaction or contemplated transaction that would constitute a breach of or default under the Investor Rights Agreement or any lock-up letter described in Section 8(n) hereof.

(k) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(l) No Stabilization. None of the Company Parties nor its subsidiaries or affiliates will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any unlawful stabilization or manipulation of the price of the Stock.

(m) Exchange Listing. The Company will use its reasonable best efforts to list, subject to notice of issuance, the Shares on the Exchange.

(n) Reports. So long as the Shares are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(o) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(p) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(q) Directed Share Program. The Company Parties will comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

6. Further Agreements of the Selling Stockholder. The Selling Stockholder covenants and agrees with each Underwriter that:

(a) No Stabilization. The Selling Stockholder will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.

(b) Tax Form. It will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

(c) Tax Indemnity. It will indemnify and hold harmless the Underwriters against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the creation, issue and sale of the Shares by the Selling Stockholder to the Underwriters and on the execution and delivery of this Agreement. All indemnity payments to be made by the Selling Stockholder hereunder in respect of this Section 6(c) shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental shares of the Selling Stockholder’s jurisdiction whatsoever unless the Selling Stockholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, except for any net income, capital gains or franchise taxes imposed on the Underwriters by the Selling Stockholder’s jurisdiction, or the United States or any political subdivision of taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such withholding or deductions, the Selling Stockholder shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction has been made.

(d) Use of Proceeds. It will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

7. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a) It has not and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex C hereto without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Stockholder if any such proceeding against it is initiated during the Prospectus Delivery Period).

8. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company Parties and the Selling Stockholder of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The respective representations and warranties of the Company Parties and the Selling Stockholder contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of each Company Party and its officers and of the Selling Stockholder and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities, convertible securities or preferred stock issued, or guaranteed by, the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(e) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (x) a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the

Prospectus and, to the knowledge of such officers, the representations of the Company Parties set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company Parties in this Agreement are true and correct and that each Company Party has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a) and (c) above and (y) a certificate of the Selling Stockholder, in form and substance reasonably satisfactory to the Representatives, (A) confirming that the representations of the Selling Stockholder set forth in Sections 4(e), 4(f) and 4(g) hereof is true and correct and (B) confirming that the other representations and warranties of the Selling Stockholder in this agreement are true and correct and that the Selling Stockholder has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date.

(f) Comfort Letters. (i) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Deloitte & Touche LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than two business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(ii) On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(g) Opinion and 10b-5 Statement of Counsel for the Company. Weil, Gotshal & Manges LLP, counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(h) Opinion of Tax Counsel for the Company. Davis Polk & Wardwell LLP, tax counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(i) Opinion of Counsel for the Selling Stockholder. King & Wood Mallesons LLP, counsel for the Selling Stockholder, shall have furnished to the Representatives, at the request of the Selling Stockholder, a written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives.

(j) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement, addressed to the Underwriters, of Ropes & Gray LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(k) No Legal Impediment to Issuance and Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Stockholder; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Stockholder.

(l) Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of each Company Party and its significant subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(m) Exchange Listing. The Shares to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the Exchange, subject to official notice of issuance.

(n) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between you and certain shareholders, officers and directors of the Company, including the Selling Stockholder, relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(o) Reorganization. The Reorganization shall have been consummated as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(p) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company Parties and the Selling Stockholder shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

9. Indemnification and Contribution.

(a) Indemnification of the Underwriters by the Company. Each Company Party agrees, jointly and severally, to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonably incurred legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any Written Testing-the-Waters Communication, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (c) below.

(b) Indemnification of the Underwriters by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or the Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (c) below, and in each case only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission to state a material fact or alleged untrue statement or omission made in reliance upon and in conformity with the Selling Stockholder’s Selling Stockholder Information.

(c) Indemnification of the Company Parties and the Selling Stockholder. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each Company Party, its directors, its officers who signed the Registration Statement and each person, if any, who controls such Company Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Stockholder to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting (Conflicts of Interest)” and the information contained in paragraphs [seventeen and eighteen] under the caption “Underwriting (Conflicts of Interest).”

(d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such proceeding and shall pay the reasonably incurred fees and expenses in such proceeding and shall pay the reasonably incurred fees and expenses of such counsel related to such proceeding, as incurred and documented. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonably incurred fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred and documented. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC and any such separate firm for a Company Party, its directors, its officers who signed the Registration Statement and any control persons of a Company Party shall be designated in writing by the Company and any such separate firm for the Selling Stockholder shall be designated in writing by the Attorney-in-Fact. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonably incurred fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) Contribution. If the indemnification provided for in paragraphs (a), (b) or (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company Parties and the Selling Stockholder, on the one hand, and the Underwriters on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company Parties and the Selling Stockholder, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company Parties and the Selling Stockholder, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company Parties and the Selling Stockholder from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company Parties and the Selling Stockholder, on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Limitation on Liability. The Company Parties, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (e) above were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any reasonably incurred legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (e) and (f), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to paragraphs (e) and (f) are several in proportion to their respective purchase obligations hereunder and not joint.

(g) Non-Exclusive Remedies. The remedies provided for in this Section 9 paragraphs (a) through (e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

(h) Directed Share Program Indemnification. Each Company Party agrees, jointly and severally, to indemnify and hold harmless Morgan Stanley and each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of Morgan Stanley within the meaning of Rule 405 of the Securities Act ( a “Morgan Stanley Entity”) from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) that arise our of, or are based upon any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) that arise our of, or are based upon, the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Morgan Stanley Entities.

(i) In case any proceeding (including any governmental investigation) shall be instituted involving any Morgan Stanley Entity in respect of which indemnity may be sought pursuant to paragraph (h), the Morgan Stanley Entity seeking indemnity shall promptly notify the Company in writing and the Company, upon request of the Morgan Stanley Entity, shall retain counsel reasonably satisfactory to the Morgan Stanley Entity to represent the Morgan Stanley Entity and any others the Company Parties may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Morgan Stanley Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Morgan Stanley Entity unless (i) the Company and such Morgan Stanley Entity shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Morgan Stanley Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company Parties shall not, in respect of the legal expenses of the Morgan Stanley Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Morgan Stanley Entities. Any such separate firm for the Morgan Stanley Entities shall be designated in writing by Morgan Stanley. The Company Parties shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company Parties agree, jointly and severally to indemnify the Morgan Stanley Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time any Morgan Stanley Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, each of the Company Parties agrees, jointly and severally, that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company Parties shall not have reimbursed such Morgan Stanley Entity in accordance with such request prior to the date of such settlement. The Company Parties shall not, without the prior written consent of Morgan Stanley, effect any settlement of any pending or threatened proceeding in respect of which any Morgan Stanley Entity is or could have been a party and indemnity could have been sought hereunder by such Morgan Stanley Entity, unless (x) such settlement includes an unconditional release of the Morgan Stanley Entities from all liability on claims that are the subject matter of such proceeding.

(j) To the extent the indemnification provided for in paragraph (h) is unavailable to a Morgan Stanley Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company Parties in lieu of indemnifying the Morgan Stanley Entity thereunder, shall contribute to the amount paid or payable by the Morgan Stanley Entity as a result of such losses, claims, damages or liabilities (1) in such proportion as is appropriate to reflect the relative benefits received by the Company Parties on the one hand and the Morgan Stanley Entities on the other hand from the offering of the Directed Shares or (2) if the allocation provided by clause 9(j)(1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(j)(1) above but also the relative fault of the Company Parties on the one hand and of the Morgan Stanley Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company Parties on the one hand and the Morgan Stanley Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Morgan Stanley Entities for the Directed Shares, bear to the aggregate public offering price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact, the relative fault of the Company Parties on the one hand and the Morgan Stanley Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company Parties or by the Morgan Stanley Entities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(k) The Company Parties and the Morgan Stanley Entities agree that it would not be just or equitable if contribution pursuant to paragraph (j) above were determined by pro rata allocation (even if the Morgan Stanley Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (j). The amount paid or payable by the Morgan Stanley Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Morgan Stanley Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of paragraph (j), no Morgan Stanley Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Morgan Stanley Entity has otherwise been required to pay. The remedies provided for in paragraphs (h) through (k) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(l) The indemnity and contribution provisions contained in paragraphs (g) through (j) shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Morgan Stanley Entity or any Company Party, its officers or directors or any person controlling a Company Party and (iii) acceptance of and payment for any of the Directed Shares.

10. Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

11. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Stockholder, if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or The Nasdaq Stock Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

12. Defaulting Underwriter.

(a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Stockholder on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Stockholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Stockholder may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholder or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholder as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholder as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Stockholder shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company Parties and the Selling Stockholder will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to any Company Party, the Selling Stockholder or any non-defaulting Underwriter for damages caused by its default.

13. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company Parties, jointly and severally, will pay or cause to be paid all costs and expenses incident to the performance of their obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company Parties’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA (including the related fees and expenses of counsel for the Underwriters not to exceed $195,000); (ix) all expenses incurred by the Company Parties in connection with any “road show” presentation to potential investors; (x) all expenses and application fees related to the listing of the Shares on the Exchange and (xi) all of the fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

(b) If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Stockholder for any reason fail to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company Parties and the Selling Stockholder agree, jointly and severally, to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby; provided that, in the case of a termination pursuant to Section 11, the Company Parties and the Selling Stockholder shall have no obligation to reimburse a defaulting underwriter for such costs and expenses.

14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company Parties, the Selling Stockholder and the Underwriters contained in this Agreement or made by or on behalf of the Company Parties, the Selling Stockholder or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company Parties, the Selling Stockholder or the Underwriters or the directors, officers, controlling persons or affiliates referred to in Section 9 hereof.

16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act, provided that such term shall not include any portfolio company or other investment held by any fund or other investment vehicle sponsored or managed by the Company or any of its affiliates.

17. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company Parties and the Selling Stockholder, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

18. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358), Attention: Equity Syndicate Desk and c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198. Notices to the Company shall be given to it at [•]. Notices to the Selling Stockholder shall be given to [•].

(b) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c) Submission to Jurisdiction. Each Company Party and the Selling Stockholder hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each Company Party and the Selling Stockholder waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each Company Party and the Selling Stockholder agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon such Company Party or Selling Stockholder and may be enforced in any court to the jurisdiction of which such Company Party or Selling Stockholder is subject by a suit upon such judgment. The Selling Stockholder irrevocably appoints [•], located at [•], New York, New York, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company or the Selling Stockholder, as the case may be, by the person serving the same to the address provided in this Section 18(c), shall be deemed in every respect effective service of process upon the Company and the Selling Stockholder in any such suit or proceeding. Each of the Company and the Selling Stockholder hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. Each of the Company and the Selling Stockholder further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

(d) Judgment Currency. The Selling Stockholder agrees to indemnify each Underwriter, its directors, officers, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Selling Stockholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(e) Waiver of Immunity. To the extent that the Company or the Selling Stockholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the United States or the State of New York, (ii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, and the Selling Stockholder hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(f) Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(g) Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 16(g):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(h) Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(j) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

TPG Inc.

By:
Name:
Title:

TPG OpCo Holdings, L.P.

By:
Name:
Title:

TPG Operating Group I, L.P.

By:
Name:
Title:

TPG Operating Group II, L.P.

By:
Name:
Title:

TPG Operating Group III, L.P.

By:
Name:
Title:

[NAME]

By:
As Attorney-in-Fact acting on behalf of the Selling Stockholder

Accepted: As of the date first written above

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:
Authorized Signatory

GOLDMAN SACHS & CO. LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:
Authorized Signatory

MORGAN STANLEY & CO. LLC

For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By:
Authorized Signatory

Schedule 1

Underwriter	Number of Shares
J.P. Morgan Securities LLC
Goldman Sachs & Co. LLC
Morgan Stanley & Co. LLC
TPG Capital BD, LLC
BofA Securities Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Evercore Group L.L.C.
UBS Securities LLC
Wells Fargo Securities, LLC
BMO Capital Markets Corp.
Barclays Capital Inc.
Mizuho Securities USA LLC
Keefe, Bruyette & Woods, Inc.
MUFG Securities Americas Inc.
SMBC Nikko Securities America, Inc.
AmeriVet Securities, Inc.
Blaylock Van, LLC
C.L. King & Associates, Inc.
Drexel Hamilton, LLC
R. Seelaus & Co., LLC
Samuel A. Ramirez & Company, Inc.
Siebert Williams Shank & Co., LLC
Total

Schedule 2

Selling Stockholder:	Number of Underwritten Shares	Number of Option Shares
China Life Trustees Limited
Total

Annex A

a. Pricing Disclosure Package

b. Pricing Information Provided Orally by Underwriters

Annex B

Written Testing-the-Waters Communications

[•]

[TBD]

Annex C

TPG Inc.

Pricing Term Sheet

Exhibit A

Testing-the-Waters Authorization

In reliance on Rule 163B under the Securities Act of 1933, as amended (the “Act”), TPG Inc. (the “Issuer”) hereby authorizes J.P. Morgan Securities LLC (“J.P. Morgan”), Goldman Sachs & Co. LLC (“Goldman Sachs”), TPG Capital BD, LLC (“TPG Capital BD”) and Morgan Stanley & Co. LLC (“Morgan Stanley”) and their affiliates and their respective employees, to engage on behalf of the Issuer in oral and written communications with potential investors that are reasonably believed to be “qualified institutional buyers”, as defined in Rule 144A under the Act, or institutions that are “accredited investors”, within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Act, to determine whether such investors might have an interest in the Issuer’s contemplated initial public offering (“Testing-the-Waters Communications”). A “Written Testing-the Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act. Each of J.P. Morgan, Goldman Sachs, TPG Capital BD and Morgan Stanley, individually and not jointly, and the Issuer agree that it shall not distribute any Written Testing-the-Waters Communication that has not been approved by the Issuer and J.P. Morgan, Goldman Sachs, TPG Capital BD and Morgan Stanley.

If at any time following the distribution of any Written Testing-the-Waters Communication there occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Issuer will promptly notify J.P. Morgan, Goldman Sachs, TPG Capital BD and Morgan Stanley and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

Nothing in this authorization is intended to limit or otherwise affect the ability of J.P. Morgan, Goldman Sachs, TPG Capital BD and Morgan Stanley and their affiliates and their respective employees, to engage in communications in which they could otherwise lawfully engage in the absence of this authorization, including, without limitation, any written communication containing only one or more of the statements specified under Rule 134(a) under the Act. This authorization shall remain in effect until the Issuer has provided to J.P. Morgan, Goldman Sachs, TPG Capital BD and Morgan Stanley a written notice revoking this authorization. All notices as described herein shall be sent by email to the attention of [•] at [•], [•] at [•], [•] at [•] and [•] at [•].

Exhibit B

Form of Waiver of Lock-up

J.P. MORGAN SECURITIES LLC

GOLDMAN SACHS & CO. LLC

TPG Inc.

Public Offering of Common Stock

, 20__

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by TPG Inc. (the “Company”) of ______ shares of common stock, $ 0.001 par value (the “Common Stock”), of the Company and the lock-up letter dated__________________, 20__ (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated__________________, 20__, with respect to ______ shares of Common Stock (the “Shares”).

J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective __________________, 20__; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Yours very truly,

cc: Company

Exhibit C

Form of Press Release

TPG Inc.

[Date]

TPG Inc. (“Company”) announced today that J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, the lead book-running managers in the Company’s recent public sale of    shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to    shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on ____________________, 20__, and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit D

Form of Lock-Up Agreement

[•], 2022

J.P. MORGAN SECURITIES LLC

GOLDMAN SACHS & CO. LLC

MORGAN STANLEY & CO. LLC

As Representatives of

the several Underwriters listed in

Schedule 1 to the Underwriting

Agreement referred to below

c/o	J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

c/o	Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

c/o	Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Re: TPG Inc. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an underwriting agreement (the “Underwriting Agreement”) with TPG Inc., a Delaware corporation (the “Company”) and certain of its Affiliates, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of Class A common stock, $0.001 par value per share, of the Company (the “Class A Common Stock”). The undersigned further understands that, prior to the consummation of the Public Offering, the Company will be authorized to issue, in addition to the Class A Common Stock, shares of its non-voting Class A common stock, $0.001 par value per share (the “Non-Voting Class A Common Stock”) and shares of its Class B common stock, no par value per share (the “Class B Common Stock” and collectively with the Class A Common Stock and the Non-Voting Class A Common Stock, the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such Person; provided, that (i) no investment fund, managed account or similar contractual agreement managed by TPG Operating Group I, L.P., a Delaware limited partnership, TPG Operating Group II, L.P., a Delaware limited partnership, TPG Operating Group III, L.P., a Delaware limited partnership (“TPG OG Partnerships”, and each, a “TPG OG Partnership”) or any subsidiary of the TPG OG Partnerships or portfolio company of any of them shall be considered an Affiliate of the Company or the TPG OG Partnerships for purposes of this Agreement, and (ii) none of the undersigned shall be deemed, solely as a result of the Transactions or its direct or indirect investment in the Company or the TPG OG Partnerships, to be an Affiliate of the Company, the TPG OG Partnerships or any subsidiary of the TPG OG Partnerships for purposes of this Agreement. “Affiliated” shall have a correlative meaning.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Shares (as defined in the Underwriting Agreement), and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC on behalf of the Underwriters, the undersigned will not, and will not cause any direct or indirect Affiliate that it controls to, during the period beginning on the date of this letter agreement (this “Letter Agreement”) and ending at the close of business 180 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company, any TPG Operating Group Units, or any securities convertible into or exercisable or exchangeable for Common Stock or TPG Operating Group Units (including without limitation, Common Stock, TPG Operating Group Units, or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (collectively with the Common Stock, “Lock-Up Securities”), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities, or (4) publicly disclose the intention to do any of the foregoing. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (whether by the undersigned or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Lock-Up Securities, in cash or otherwise.

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Notwithstanding the foregoing, the undersigned may:

(a) transfer the undersigned’s Lock-Up Securities:

(i) as a bona fide gift or gifts, or for bona fide estate planning purposes,

(ii) by will or intestacy,

(iii) to any immediate family member, or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin), or from such trust to the undersigned,

(iv) to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests,

(v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above,

(vi) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or Affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to members, limited partners, Affiliates or shareholders of the undersigned,

(vii) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement,

(viii) to the Company or its Affiliates from an employee or service provider of the Company upon death, disability or termination of employment, in each case, of such employee or service provider,

(ix) as part of a sale of the undersigned’s Lock-Up Securities acquired in open market transactions or in the Public Offering, in each case, on or after the closing date for the Public Offering,

(x) to the Company or its Affiliates in connection with the vesting, settlement, or exercise of restricted stock units, restricted stock, performance restricted stock units, performance restricted stock, phantom stock, options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, restricted stock, performance restricted stock units, performance restricted stock, phantom stock, options, warrants or rights, provided that any such shares of Common Stock received upon such exercise, vesting or settlement shall be subject to

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the terms of this Letter Agreement, and provided further that any such restricted stock units, restricted stock, performance restricted stock units, performance restricted stock, phantom stock, options, warrants or rights are held by the undersigned pursuant to an agreement or equity awards granted under a stock incentive plan or other equity award plan, each such agreement or plan which is described in the Registration Statement, the Pricing Disclosure Package and the Prospectus,

(xi) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of Affiliated persons, of shares of capital stock if, after such transfer, such person or group of Affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Letter Agreement, or

(xii) to the Company or any of its Affiliates in connection with the Reorganization, upon exercise of the Company’s right to repurchase or reacquire the undersigned’s Common Stock pursuant to agreements disclosed in the Prospectus and in effect on the date of the consummation of the Public Offering, or as permitted under the Exchange Agreement, including in connection with exchanges qualifying under Section 351 of the Internal Revenue Code of 1986, as amended, provided, that any such shares of Common Stock received upon such exchange shall remain subject to the provisions of this Letter Agreement and provided further that, to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the transfer, conversion, reclassification, redemption or exchange, as applicable, such announcement or filing shall include a statement explaining the circumstances of such transfer, or that such transfer, conversion, reclassification, redemption or exchange, occurred pursuant to the terms of the Exchange Agreement, as applicable, and no transfer of the shares of Common Stock or other securities received upon exchange may be made during the Restricted Period other than as may be permitted by this Letter Agreement;

provided that (A) in the case of any transfer or distribution pursuant to clause (a)(i), (ii), (iii), (iv), (v), (vi) and (vii), such transfer shall not involve a disposition for value and each donee, devisee, transferee or distributee shall execute and deliver to the Representatives a lock-up letter in the form of this Letter Agreement and (B) in the case of any transfer or distribution pursuant to clause (a) (i), (ii), (iii), (iv), (v), (vi), (ix) and (x), no filing by any party (donor, donee, devisee, transferor, transferee, distributer or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or shall be made voluntarily during the Restricted Period in connection with such transfer or distribution (other than a filing on a Form 4 or Form 5 made after the expiration of the Restricted Period referred to above);

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[(b) restructure or modify the terms of any existing pledge of Lock-Up Securities, and facilitate any transfer upon foreclosure upon such Lock-Up Securities, provided, that the undersigned or the Company, as the case may be, shall provide J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC prior written notice informing them of any public filing, report or announcement with respect to such restructure, modification or foreclosure;]

(c) exercise options, settle restricted stock units, restricted stock, performance restricted stock units, performance restricted stock, phantom stock, or other equity awards or exercise warrants outstanding as of the date granted pursuant to plans described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that any Lock-up Securities received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement, including the terms of section (a)(x) of this Letter Agreement;

(d) convert outstanding preferred stock, warrants to acquire preferred stock or convertible securities into shares of Common Stock or TPG Operating Group Units or warrants to acquire shares of Common Stock or TPG Operating Group Units; provided that any such shares of Common Stock or warrants received upon such conversion shall be subject to the terms of this Letter Agreement;

(e) establish trading plans pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Lock-Up Securities; provided that (1) such plans do not provide for the transfer of Lock-Up Securities during the Restricted Period and (2) to the extent a public announcement or filing under the Exchange Act, if any, is required or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Lock up Securities may be made under such plan during the Restricted Period; and;

(f) the transfer of the Undersigned’s Lock-Up Securities to the Company or any of its subsidiaries in the manner described in “Use of Proceeds” in the Prospectus.

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any Company-directed Securities the undersigned may purchase in the Public Offering.

If the undersigned is an officer or director of the Company, (i) J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC on behalf of the Underwriters agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Lock-Up Securities, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC on behalf of the Underwriters will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC on behalf of the Underwriters hereunder to any such officer or director shall only be effective two business days after the publication date of such announcement. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

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In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby consents to receipt of this Letter Agreement in electronic form and understands and agrees that this Letter Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail, or otherwise by electronic transmission evidencing an intent to sign this Letter Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Letter Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

Nothing in this Letter Agreement shall prevent the undersigned from making a demand for, or exercising any right with respect to, the registration of the undersigned’s Common Stock, provided that (i) no sales of Common Stock shall be made in connection with any such demand or any such exercise by the undersigned or any of its Affiliates prior to the expiration of the Restricted Period and (ii) no filing by any party (donor, donee, devisee, transferor, transferee, distributer or distributee) under the Exchange Act, or other public announcement shall be required or shall be made voluntarily in connection with any such demand or any such exercise prior to the expiration of the Restricted Period; provided further that in no event shall the Company be permitted to take an action in violation of Section 5(h) of the Underwriting Agreement.

If, prior to the expiration of the Restricted Period, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC on behalf of the Underwriters consent to release or waive any prohibition set forth in this Lock-Up Agreement on the transfer of shares of Lock-Up Securities held by any directors, officers, shareholders of 5% or more of the Common Stock of the Company (a “Triggering Release”), then a number of the undersigned’s Securities subject to this agreement shall also be released from the restrictions set forth herein on a pro rata basis, such number of securities being the total number of securities held by the undersigned on the date of the Triggering Release with respect to the Company or TPG Operating Group, as applicable, that are subject to this agreement multiplied by a fraction, the numerator of which shall be the number of securities of the Company or TPG Operating Group Units, as applicable, released pursuant to the Triggering Release and the denominator of which shall be the total number of securities of the Company or TPG Operating Group, as applicable, held by the Triggering Release Party on such date. Notwithstanding the foregoing, the provisions of this paragraph will not apply (1) if the release or waiver is effected solely to permit a transfer not involving a disposition for value and the transferee agrees in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of transfer, (2) in the case of any secondary underwritten public offering of Common Stock, (3) if the release or waiver is granted to any individual party by J.P. Morgan and Goldman Sachs on behalf of the

6

several Underwriters in an amount, individually or in the aggregate, less than or equal to 1% of the Company’s total fully-diluted shares of Class A Common Stock (calculated as of the closing date of the Public Offering, but after giving effect to the extent of the exercise of the Underwriters’ overallotment option in the Public Offering) or (4) if the release or waiver is granted due to circumstances of an emergency or hardship as determined by J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC on behalf of the several Underwriters in their sole judgment. The undersigned further acknowledges that J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC on behalf of the several Underwriters are under no obligation to inquire into whether, or to ensure that, the Company notifies the undersigned of the consent by J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC of any such release or waiver, which is a matter between the undersigned and the Company.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Representatives and the other Underwriters are not making a recommendation to you to enter into this Letter Agreement, participate in the Public Offering, or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures is intended to suggest that the Representatives or any Underwriter is making such a recommendation.

The undersigned understands that, if the Underwriting Agreement does not become effective by [•],2022, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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FORM OF LOCK-UP AGREEMENT

[•], 2022

Very truly yours,

[NAME OF STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]